Neuberger&Berman
Advisers Management Trust

Supplement to the Statement of Additional Information dated May 1, 1997

The section on Banking and Savings Institution Securities under the heading "Additional Investment Information" is replaced with the following:

     Banking and Savings Institution Securities. (AMT Liquid Asset Investments, AMT Limited Maturity Bond Investments, AMT Government Income Investments and AMT Balanced Investments). Each of these Series may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which a Series invests typically are not covered by deposit insurance.

     AMT Liquid Asset Investments may invest in securities issued by a commercial bank or savings institution only if (1) the bank or institution has total assets of at least $1,000,000,000, (2) the bank or institution is on Neuberger&Berman's approved list, and (3) in the case of a foreign bank or institution, the securities are, in Neuberger&Berman's opinion, of an investment quality comparable with other debt securities that may be purchased by the Series. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks that meet the foregoing requirements.

                  The date of this supplement is June 26, 1997.